Supplement to Prospectus
The Intermediate Term Municipal Bond II Portfolio
Advisors Shares
Dated March 12, 2010 for
HC Capital Trust
The date of this Supplement is July 6, 2010
The following replaces “Multiple Class Portfolios” in the “Purchases and Redemptions” section on page 10 of the Prospectus under “Shareholder Information”:
Multiple Class Portfolios. The Trust offers two classes of shares: HC Advisors Shares and HC Strategic Shares. This Prospectus provides information for the HC Advisors Shares. HC Advisor Shares are available for purchase by any financial intermediary (each an “Intermediary”) that (i) has entered into, and maintains, a client agreement with the Primary Investment Adviser; and (ii) acting in accordance with discretionary authority on behalf of such Intermediary’s fiduciary clients, seeks to invest in one or more of the Trust’s Portfolios. HC Advisors Shares have service fees not applicable to the HC Strategic Shares.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
Supplement to Advisors Shares Prospectus for HC Capital Trust